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[LOGO OF METLIFE]                                   VARIABLE ANNUITY APPLICATION                      SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    METLIFE INSURANCE COMPANY USA ("METLIFE")
1209 Orange Street . Wilmington, DE 19801                        Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
MetLife Variable Annuity Series L                                                                FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name              (First)          (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                      -     -
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Primary Name                   Address (Street - No P.O. Box)                Relationship       Social Security Number        %

                                                                                                      -     -
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Primary Name                   Address (Street - No P.O. Box)                Relationship       Social Security Number        %

                                                                                                      -     -
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Contingent Name                Address (Street - No P.O. Box)                Relationship       Social Security Number        %

                                                                                                      -     -
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Contingent Name                Address (Street - No P.O. Box)                Relationship       Social Security Number        %

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT,
ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
.. NON-QUALIFIED ...............[_]                                                        [_] 1035 Exchange/Transfer  [_] Check
                                                                                          [_] Wire
.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______
                                                                                          Initial Purchase
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______  Payment $____________________________
                                                                                                       Make Check Payable to
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______               MetLife Insurance Company USA
                                                                                          (Estimate dollar amount for 1035
                                                                                          exchanges, transfers, rollovers, etc.)

* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                        Minimum Initial Purchase Payment:
                                                                                            $10,000 Non-Qualified/Qualified

8029 (6/11)                                                  [BAR CODE]                                                   APPUSALLWG
                                                                                                                            Feb 2015
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RIDERS

7. BENEFIT RIDERS (Subject to state availability and age restrictions. Other restrictions may apply.)

THESE RIDERS MAY ONLY BE CHOSEN AT THE TIME OF APPLICATION. THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED THESE
OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDER* (Optional. Only one of the following riders may be elected.)
     GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE (GLWB))
     [_] FlexChoice Level
     [_] FlexChoice Expedite

     GUARANTEED WITHDRAWAL BENEFIT (GWB)
     [_] GWB v1

     * LIVING BENEFIT RIDERS ARE NOT AVAILABLE WITH NON-QUALIFIED DECEDENT CONTRACTS. GWB IS THE ONLY LIVING BENEFIT RIDER AVAILABLE
       WITH DECEDENT IRA CONTRACTS.

2)   OPTIONAL DEATH BENEFIT RIDERS (Only one of the following riders may be elected. If no election is made, the Principal
     Protection option will be provided at no additional charge.)
     GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE (GLWB)) DEATH BENEFIT
     [_] FlexChoice Death Benefit (May only select if a FlexChoice living benefit rider is selected).

     OTHER DEATH BENEFIT RIDER
     [_] Annual Step-Up (Not available if a FlexChoice living benefit rider is elected.)

3)   OTHER
     [_] Earnings Preservation Benefit Rider (EPB) (May not be selected if a FlexChoice living benefit rider is elected.)

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

9. FRAUD STATEMENT AND DISCLOSURE

NOTICE TO APPLICANT:

ALABAMA, ARKANSAS, DISTRICT OF COLUMBIA, LOUISIANA, NEW MEXICO, OHIO, RHODE ISLAND AND WEST VIRGINIA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

COLORADO RESIDENTS ONLY: It is unlawful to knowingly provide false, incomplete or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado
Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS ONLY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURER FILES A STATEMENT OF
CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE, TENNESSEE, VIRGINIA AND WASHINGTON RESIDENTS ONLY: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING
INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES INCLUDE IMPRISONMENT, FINES AND DENIAL OF
INSURANCE BENEFITS.

MARYLAND RESIDENTS ONLY: Any person who knowingly or willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly or willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Subaccounts to the Fixed Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED, READ AND UNDERSTOOD THE
STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME POINT DURING THE LIFE OF
THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OKLAHOMA RESIDENTS ONLY: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

OREGON RESIDENTS ONLY: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT
ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.



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10. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of MetLife, MetLife Investors USA Separate Account A. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION
IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

I HAVE READ THE STATE FRAUD STATEMENT IN SECTION 9 ABOVE APPLICABLE TO ME.



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(Owner Signature and Title, Annuitant unless otherwise noted)



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(Joint Owner Signature and Title)



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(Signature of Annuitant if other than Owner)


Signed at                                                                        Date
          ----------------------------------------------------------------------      ----------------------------------------------
                         (City)                            (State)

11. AGENT'S REPORT

All information provided by the applicant has been truly and accurately recorded.

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.


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Agent's Signature                                                               Phone


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Agent's Name and Number


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Name and Address of Firm


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State License ID Number (Required for FL)


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Client Account Number

Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.
Option A __________   Option B __________


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